UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

Trinseo PLC

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☑	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! TRINSEO PLC RIVERSIDE ONE SIR JOHN ROGERSON’S QUAY DUBLIN 2 DUBLIN, D02 X576 IRELAND TRINSEO PLC You invested in TRINSEO PLC and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 14, 2022. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 31, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. To vote and/or attend the meeting, go to the “Register for Meeting” link at www.proxyvote.com. Vote in Person at the Meeting* June 14, 2022 12:00 P.M., I.S.T. InterContinental Dublin Simmonscourt Road Ballsbridge, Dublin D04A9K8 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D80091-P70204 2022 Annual General Meeting Vote by June 12, 2022 11:59 PM ET

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D80092-P70204 1. To elect, by separate resolutions, thirteen (13) directors specifically named in the proxy statement, each to serve for a term of one year expiring at the close of the 2023 Annual General Meeting; Nominees: 1b. Joseph Alvarado 1c. Frank A. Bozich 1a. K’Lynne Johnson 1d. Victoria Brifo 1e. Jeffrey Cote 1f. Pierre-Marie De Leener 1g. Jeanmarie Desmond 1h. Matthew Farrell 1i. Sandra Beach Lin 1j. Philip Martens 1k. Donald Misheff 1l. Henri Steinmetz 2. To approve, on an advisory basis, the compensation paid by the Company to its named executive officers. 3. To ratify, by non-binding advisory vote, the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 and to authorize, by binding vote, the Audit Committee of the Board to set its auditors’ remuneration. 4. To approve a proposal to grant the Board authority to issue shares under Irish law. 5. To approve a proposal to grant the Board authority to opt out of statutory pre-emption rights, with respect to up to 10% of issued ordinary share capital, under Irish law. 6. To approve amendments to our Constitution to remove the existing authorized class of preferred shares. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For For For For For For For For For For For For For For For For For 1m. Mark Tomkins 7. To set the price range for the Company’s re-issuance of treasury shares, as described in the Company’s proxy statement. 8. To approve an amendment and restatement of the Company’s Omnibus Incentive Plan. For For